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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 27, 2002
                Date of Report (Date of earliest event reported)

                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                                ---------------

       MASSACHUSETTS                    000-23092                04-2762050
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                                ---------------

     526 BOSTON POST ROAD, WAYLAND, MA                      01778
  (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (508) 358-4422


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 27, 2002, the Board of Directors of National Dentex ("National Dentex"), upon recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as National Dentex's auditors, effective as of such date.

     Andersen's reports on National Dentex's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on National Dentex's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     National Dentex has provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 28, 2002, stating its agreement with such statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

EXHIBIT
  NO.                               EXHIBIT
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  16           Letter from Arthur Andersen LLP to the Securities and Exchange
               Commission dated June 28, 2002
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NATIONAL DENTEX CORPORATION.

Date: June 28, 2002                By: /s/  DAVID L. BROWN
                                      ----------------------------------
                                      David L. Brown
                                      President, CEO, and Director
                                      (Principal Executive Officer)


Date: June 28, 2002                By: /s/  RICHARD F. BECKER, JR.
                                      ----------------------------------
                                      Richard F. Becker, Jr.
                                      Chief Financial Officer, Vice
                                      President, Treasurer
                                      (Chief Financial and Accounting
                                      Officer)
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                                  EXHIBIT INDEX

EXHIBIT
  NO.                                   EXHIBIT
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  16           Letter from Arthur Andersen LLP to the Securities and Exchange
               Commission dated June 28, 2002